SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2003

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Exhibit

Exhibit No.	Exhibit
99.1	Press Release, dated December 11, 2003 (furnished pursuant to Items 9 and 12)

Item 9.	Regulation FD Disclosure

     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated December 11, 2003, announcing its comparable store sales for the four weeks ended November 29, 2003 and reaffirming its fourth quarter 2003 earnings guidance.

Item 12.	Results of Operations and Financial Condition

     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated December 11, 2003, announcing its comparable store sales for the four weeks ended November 29, 2003 and reaffirming its fourth quarter 2003 earnings guidance.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

	By:	/s/ Mark E. Hood

		Name:	Mark E. Hood
		Title:	Senior Vice President,
Chief Financial Officer
Date: December 11, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated December 11, 2003 (furnished pursuant to Items 9 and 12)